T. Rowe Price Institutional Global Equity Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2013

Effective November 1, 2013, the T. Rowe Price Institutional Global Equity Fund will change its name to the T. Rowe Price Institutional Global Focused Growth Equity Fund. While there are no changes anticipated to the fund’s current investment program, the new name is intended to emphasize the fund’s growth approach to stock selection and distinguish the fund from other T. Rowe Price global equity funds with portfolios that typically consist of a greater number of holdings.

Effective November 1, 2013, all references in the prospectus and summary prospectus to the Institutional Global Equity Fund are hereby replaced by reference to the Institutional Global Focused Growth Equity Fund.

The date of this supplement is August 27, 2013.

E160-041 8/27/13